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EXHIBIT 23.2--CONSENT OF CROWE, CHIZEK AND COMPANY, INDEPENDENT AUDITORS


         We consent to the use of our report dated February 2, 1995 on the 1994 consolidated financial statements of Bright Financial Services, Inc., which are included in this Registration Statement on Form S-4. We also consent to the reference to us under the headings "Experts" in the Prospectus, which is part of this Registration Statement.




                                    CROWE, CHIZEK AND COMPANY

Indianapolis, Indiana
June 1, 1995